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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 16, 2001




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


       DELAWARE                        001-11001                 06-0619596
    (State or other                   (Commission             (I.R.S. Employer
     jurisdiction                     File Number)          Identification No.)
   of incorporation)

                         3 HIGH RIDGE PARK, P.O. BOX 3801
                               STAMFORD, CONNECTICUT                  06905
                      (Address of Principal Executive Offices)      (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code




                           No Change Since Last Report
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS.

            Citizens Communications Company issued on August 16, 2001 $300,000,000 6.375% Senior Notes Due 2004, $750,000,000 7.625%
            Senior Notes Due 2008 and $700,000,000 9.00% Senior Notes Due 2031 (collectively, the "Initial Notes"). In connection with the offering, Citizens entered into an Exchange and Registration Rights Agreement under which Citizens agreed to undertake an exchange offer through which it would offer pursuant to an effective registration statement to exchange senior notes having substantial similar terms as the Initial Notes for the Initial Notes. In addition, in certain circumstances where a registered exchange offer might not be available, Citizens has granted holders of the Initial Notes certain resale registration rights.

ITEM 7.     FINANCIAL STATEMENTS, EXHIBITS

            (c) EXHIBITS

            4.1 Indenture, dated as of August 16, 2001, between Citizens Communications Company and The Chase Manhattan Bank, as Trustee.

            4.2 Exchange and Registration Rights Agreement, dated as of August 16, 2001, between Citizens Communications Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., acting severally for themselves and the several Initial Purchasers.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS COMMUNICATIONS COMPANY


Date: August 22, 2001               By     /s/ Robert J. Larson
                                      -----------------------------------------
                                    Name:  Robert J. Larson
                                    Title: Vice President and Chief
                                           Accounting Officer